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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 16, 1998
                                                --------------------------------


                          Bio-Lok International Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       33-24566-A              63-0317138
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 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 file Number)        Identification No.)


              312 S. Military Trail, Deerfield Beach, Florida 33442
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                    (Address of Principal executive offices)


Registrant's telephone number, including area code        (954) 698-9998
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective September 29, 1998, the accounting firm of M.A. Cabrera & Company P.A. resigned from the position of being the company's auditor. The reason for the decision was that the company stopped servicing public companies. Over the past two months Bio-Lok has been unable to get in tough with the accountants, hence the company is providing the information submitted herewith. Per Regulation S-B,
Item 304(a)(1) the following is submitted:

         (i)    the former accountant resigned;

         (ii) the accountant's report on the financial statements for either of the past two years contained no adverse opinions or disclaimers of opinions, or was modified as to uncertainty, audit scope, or accounting principles;

         (iii) the change of accountant was not recommended by anyone but precipitated due to the resignation of the firm - left public accounting work;

         (iv)   (a) there were no disagreements with the former accountant;

                (b) no added requirements or requests where made by the
                    accountant;

Additionally, exhibit 16 (of item 304) was not obtainable; Company has been unable to get in touch with the accountant to have same prepared. Effective 10/28/98 Bio-Lok International Inc. has retained the accounting firm of Durland & Company of Palm Beach, Florida as its new accountant.



















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FORM 8-KSB
October 16, 1998
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    BIO-LOK INTERNATIONAL INC.
                                                    --------------------------
                                                            (Registrant)



Date         November 6, 1998                       /s/ Ingo K. Kozak
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                                                             (Signature)






































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